UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2004

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

     (206) 467-3600
     Registrant’s Telephone Number, including area code

Section 2.  Financial Information

Item 2.02 Results of Operations and Financial Conditions

On October 25, 2004, Plum Creek Timber Company, Inc., issued a press release reporting its results of operations for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this document:

Exhibit No.

99.1	Press release of Plum Creek Timber Company, Inc. issued October 25, 2004, reporting results of operations for the quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By: /s/ William R. Brown
WILLIAM R. BROWN
Executive Vice President and Chief Financial Officer

DATED: October 25, 2004

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.

99.1	Press Release of Plum Creek Timber Company, Inc., issued October 25, 2004, reporting results of operations for the quarter ended September 30, 2004.